MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                          GLOBAL ALLOCATION FOCUS FUND
                            LARGE CAP CORE FOCUS FUND

                    Supplement dated December 7, 2001 to the
                         Prospectus dated April 17, 2001

         The following information corrects and supersedes any contrary information contained in the table on page 10 of the Global Allocation Focus Fund's Prospectus:

         The Global Allocation Focus Fund may lend its portfolio securities up to 33-1/3% of its total assets.

                                * * * * * * * * *

         The following information corrects and supersedes any contrary information contained in the table on page 9 of the Large Cap Core Focus Fund's
Prospectus:

         The Large Cap Core Focus Fund may lend its portfolio securities up to 33-1/3% of its total assets.